EXHIBIT 99.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Vertex Interactive, Inc. (the "Company") on Form 10-K for the year ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Nicholas Toms, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)   The Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 with the exception of filing timeliness; and

2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated:  July  31, 2003

                    By: /s/Nicholas R. Toms
                         Nicholas R. Toms
                         Chief Executive Officer

This certification has been furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A signed original of this written statement required by Section 906 has been provided to Vertex Interactive, Inc. and will be retained by Vertex Interactive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Vertex Interactive, Inc. (the "Company") on Form 10-K for the year ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Mark A. Flint, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)   The Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 with the exception of filing timeliness; and

2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated:  July 31, 2003

                    By: /s/Mark A. Flint
                         Mark A. Flint
                         Chief Financial Officer

This certification has been furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A signed original of this written statement required by Section 906 has been provided to Vertex Interactive, Inc. and will be retained by Vertex Interactive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.